Exhibit 10.22



                 AGREEMENT AND PLAN OF RECAPITALIZATION

         This Agreement and Plan of Recapitalization dated as of June 18, 1997 (the "Agreement") by and among Jackson Hewitt Inc., a Virginia corporation (the "Company"), Geocapital II, L.P., a Delaware limited partnership ("Geocapital II"), Geocapital III, L.P., a Delaware limited partnership ("Geocapital III"), JMI Equity Fund, L.P., a Delaware limited partnership ("JMI"), Charles Federman and Stephen J. Bachman (JMI, Geocapital II, Geocapital III and Messrs. Federman and Bachman, each an "Investor" and collectively the "Investors"):

                              WITNESSETH:

         WHEREAS, the Company, JMI, Geocapital II and Geocapital III, among others, entered into the Series A Convertible Preferred Stock Purchase Agreement dated as of August 19, 1993 (the "Stock Purchase Agreement") pursuant to which the Investors purchased an aggregate of 504,950 shares (the "Purchased Shares") of the Company's Series A Convertible Preferred Stock, no par value per share (the "Series A Preferred Stock");

         WHEREAS, the Series A Preferred Stock is convertible into shares of the Company's Common Stock, $.02 par value per share (the "Common Stock"), is redeemable in three installments on August 31 of each of 1998, 1999 and 2000, and has accruing dividends;

         WHEREAS, the Company desires that the Investors exchange all the Purchased Shares for shares of the Common Stock, and the Investors are willing to exchange all the Purchased Shares for shares of the Common Stock, on the terms and subject to the conditions set forth in this Agreement; and

         WHEREAS, the parties intend by executing and delivering this Agreement, to adopt a plan of recapitalization within the meaning of
Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended (the "Code");

         NOW, THEREFORE, in consideration of these premises and the mutual agreements, provisions and covenants contained in this Agreement, the Company and the Investors hereby agree as follows:

                               ARTICLE I

                    EXCHANGE OF THE PURCHASED SHARES

         1.1 Exchange of the Purchase Shares. At the Closing, on the terms and subject to the conditions set forth in this Agreement, each Investor shall exchange each Purchased Share held by it for, and the Company shall issue to each Investor in exchange for each Purchased Share held by such Investor, 1.3857 shares of Common Stock (all such shares of Common Stock issued in exchange for Purchased Shares, the "Exchange Shares").

         1.2 No Fractional Shares. Certificates for fractional shares of the Common Stock shall not be issued to any Investor pursuant to this Agreement. Each Investor who otherwise would have been entitled to receive a fraction of a share of the Common Stock shall receive cash in lieu thereof, without interest, in an amount determined by multiplying such Investor's fractional interest by $9.75.

         1.3 Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall be held at the offices of Testa, Hurwitz & Thibeault, LLP in Boston Massachusetts on July 3, 1997 or as soon thereafter as practicable (the "Closing Date"). At the

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Closing,  (i) the Company (or its duly authorized  agent) shall deliver to the Investors the appropriate certificates representing the Exchange Shares and the appropriate amounts of cash in lieu of fractional shares, and (ii) each Investors shall deliver to the Company a certificate representing the Purchased Shares held by such Investor, duly endorsed (or accompanied by appropriate stock powers duly endorsed) for transfer.

         1.4 Exchange Deemed Conversion. For all purposes of the Stock Purchase Agreement, the Stockholders Agreement dated as of August 19, 1993 by and among the Company, John T. Hewitt and the Investors (the "Stockholders Agreement") and the Registration Rights Agreement dated as of August 19, 1993 by and among the Company and the Investors (the "Registration Rights Agreement"), the issuance of the Exchange Shares in exchange for the Purchased Shares pursuant to this Agreement shall be deemed a conversion of the Purchased Shares and the Exchange Shares shall be deemed to have been issued upon conversion of the Purchased Shares. Notwithstanding anything to the contrary in the Stock Purchase Agreement or this Agreement, Section 4 (except for Section
4.12 of the Stock Purchase Agreement which shall continue in effect in accordance with its terms) and Section 5.2 of the Stock Purchase Agreement shall terminate effective as of the Closing.

         1.5 Certain Tax Matters. The Company shall not take any position inconsistent with the treatment of the transactions contemplated by this Agreement as a recapitalization within the meaning of Section 368(a)(1)(E) of the Code without the prior written approval of the Investors who hold as of the date hereof at least a majority of the Purchased Shares.

         1.6 Investor Representations. Each Investor hereby, severally and not jointly, represents and warrants to the Company as follows:

                  (a) Such Investor is acquiring the Exchange Shares to be issued to it pursuant to this Agreement for its own account, for investment, and not with a view to any "distribution" thereof within the meaning of the Securities Act of 1933 (the "Securities Act") nor with any present intention of distributing or selling such Exchange Shares.

                  (b) Such Investor is knowledgeable and experienced in the making of venture capital investments, is able to bear the economic risk of loss of its investment in the Company, has been granted the opportunity to make a thorough investigation of the affairs of the Company, and has availed itself of such opportunity to the extent it has deemed necessary, either directly or through its authorized representatives.

                  (c) Such Investor understands that because the Exchange Shares have not been registered under the Securities Act, it cannot dispose of any or all of the Exchange Shares unless such Exchange Shares are subsequently registered under the Securities Act or exemptions from such registration are available. Such Investor further understands that the Company may, as a condition to the transfer of any of the Securities, require that the request for transfer be accompanied by opinion of counsel the identify of which is deemed reasonably acceptable to the Company, in form and substance satisfactory to the Company, to the effect that the proposed transfer does not result in violation of the Securities Act, unless such transfer is covered by an effective registration statement under the Securities Act. Such Investor understands that each certificate representing the Exchange Shares will bear the following legends or ones substantially similar thereto:

                  These shares have not been registered under the Securities Act of 1933. These shares have been acquired for investment and not with a view to distribution or resale, and may not be sold, mortgaged, pledged, hypothecated or

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         otherwise  transferred  without an effective registration
         statement for such shares under the Securities Act of 1933, or an opinion of counsel for the corporation that registration is not required under such act.

                  The shares represented by this certificate are subject to the terms and conditions of a Stockholders Agreement dated August 19, 1993. A copy of such agreement is on file at the principal executive offices of Jackson Hewitt Inc., and Jackson Hewitt Inc. will furnish copies of such agreement to the holder of this certificate upon request and without charge.

                  (d) Such Investor is an "accredited investor" as that term is defined in Rule 501 of Regulation D under the Securities Act.

                  (e) This Agreement has been duly authorized (with respect to JMI, Geocapital II and Geocapital III only), executed and delivered by such Investor and constitutes the valid and binding obligation of such Investor, enforceable against such Investor in accordance with its terms.

                               ARTICLE II

             REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to the Investors as follows:

         2.1 Business; Organization, Corporate Power and Authority, etc. The Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia and has full corporate power and authority to own and hold its properties and to carry on its business as presently conducted. The Company is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in all jurisdictions in which the character of property owned or leased, or the nature of the activities conducted by it, makes such licensing or qualification necessary, except where the failure to so qualify would not have a material adverse effect on the business, operations, financial condition or results of operations of the Company (a "Material Adverse Effect")

         2.2 Validity. The Company has all of the necessary power and authority, and has taken all action required, to execute, deliver and perform this Agreement and to issue the Exchange Shares in exchange for the Purchased Shares. This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. All other documents and instruments executed or to be executed by the Company pursuant hereto when delivered, are and will be duly authorized, executed and delivered by the Company and are and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms. Upon the issuance of the Exchange Shares in accordance with the terms hereof, the Exchange Shares will be duly authorized, validly issued, fully paid and
nonassessable   and  will  be  free  and  clear  of  all  liens,
charges, restrictions, claims and encumbrances of any kind, other than restrictions on transfer under Federal and state securities laws.

         2.3 Capitalization; Status of Capital Stock. The Company has a total authorized capitalization consisting of (i) 10,000,000 shares of Common Stock, $.02 par value per share, of which 4,543,421 shares were issued and outstanding as of the close of business on June 17, 1997, and (ii) 1,000,000 shares of Preferred Stock, no par value, of which 504,950 shares are designated Series A Preferred Stock and are issued or outstanding. The Company has authorized and reserved a sufficient number of shares of the Common Stock for issuance in exchange for the Purchased Shares as contemplated by this Agreement. Except as set forth in the Registration Statement (as defined below) or as otherwise contemplated by this Agreement: (a) the Company has no options or rights to purchase shares of its capital stock, or securities convertible into shares of its capital stock, authorized, issued or outstanding, nor is the Company obligated in any manner to issue shares of its capital stock or securities convertible into or evidencing any right to acquire shares of its capital stock, or to distribute to holders of any of its capital stock any evidence of indebtedness or assets; (b) no entity has any preemptive right, right of first refusal or similar right to acquire additional shares of capital stock in connection with the issuance of the Exchange Shares pursuant to this Agreement or otherwise; (c) there are no restrictions on the transfer of the shares of capital stock of the Company, other than those imposed by relevant state and Federal securities laws; (d) no entity has any right to cause the Company to effect the registration under the Securities Act of any shares of capital stock or any other securities (including debt securities) of the Company; (e) the Company has no obligation to purchase, redeem or otherwise acquire any of its equity securities or any interests therein, or to pay any dividend or make any other distribution in respect thereto; and (f) there are no voting trusts, stockholders' agreements, or proxies relating to any securities of the Company.

         2.4 Litigation. Except as set forth in this Registration Statement, there is no action, suit, proceeding or investigation pending or threatened in writing against or affecting the Company which might result, either in any case or in the aggregate, in any Material Adverse Effect, or which questions the validity of, or hinders the enforceability or performance of, this Agreement or any action taken or to be taken pursuant hereto; nor, to the knowledge of the Company, has there occurred any event or does there exist any condition on the basis of which any litigation, proceeding or investigation might properly be instituted which may have a Material Adverse Effect. Except as set forth in this Registration Statement, the Company is not in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or other government agency that might result, either in any case or in the aggregate, in any Material Adverse Effect.

         2.5 No Violations. The execution, delivery and performance of this Agreement, and any documents or instruments delivered, executed and performed (or to be delivered, executed and performed) in connection herewith, the consummation of the transactions contemplated hereby (including the issuance of the Exchange Shares), and compliance with the provisions hereof, will not violate any provision of law, the Articles of Incorporation or Bylaws, as amended, of the Company, any order of any court or other agency of government or indenture, agreement or other instrument to which the Company is bound, or conflict with, result in the breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Company in each case which would have a Material Adverse Effect.

         2.6   Governmental   Consents,   etc.   No   consents,
approvals   or authorizations of, or registrations,  qualifications,
designations, declarations or filings with, any Federal, state or local governmental authority are required in connection with the execution, delivery and performance of this Agreement by the Company, and any documents or instruments delivered, executed and performed (or to be delivered, executed and performed) by the Company in connection herewith, the consummation by the Company of the transactions contemplated hereby (including the issuance of the Exchange Shares), and compliance by the Company with the provisions hereof, other than the filing of an additional listing application for listing of the Exchange Shares on the Nasdaq National Market. The issuance of the Exchange Shares in exchange for the Purchased Shares is exempt from the registration requirements of Section 5 of the Securities Act of 1933 and all applicable state securities laws.

         2.7 Reports and Financial Statements. (a) The Company has filed with the Securities and Exchange Commission (the "Commission") its (i) annual report on Form 10-KSB for the fiscal year ended April 30, 1996 (as amended on July 31, 1996), (ii) quarterly reports on Form 10-QSB for the periods ended July 31, 1996, October 31, 1996 (as amended on January 29, 1997), and January 31, 1997, (iii) proxy statement dated September 11, 1996, and (iv) all other reports, registration statements and proxy materials required to be filed by the Company with the Commission under the Securities Act or the Securities Exchange Act of 1934 since May 1, 1996, all in the form (including exhibits) so filed (collectively, the "Reports"). As of their respective dates, the Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the audited financial statements and unaudited interim financial statements included in the Reports has been prepared in accordance with GAAP applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly presents the financial position of the Company as at its date or the results of operations, stockholders equity or cash flows, as is appropriate, of the Company for the periods then ended (subject, in the case of unaudited interim financial statements, to normal year-end adjustments and any other adjustments described therein, which adjustments will not be material in amount or effect).

                  (b) The Company has previously furnished to each of the Investors true and complete copies of the June 25, 1997 draft of the Registration Statement on Form S-1 (without exhibits) (the "Registration Statement") to be filed by the Company with the Commission on or about June 30, 1997. As of the date hereof, the Registration Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the audited financial statements included in the Registration Statement has been prepared in accordance with GAAP applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly presents the financial position of the Company as at its date or the results of operations, stockholders equity or cash flows, as is appropriate, of the Company for the periods then ended.

         2.8 Material Contracts. Except for those exhibits that will be filed with the Registration Statement, the Company has filed with the Commission all material contracts and other documents and materials required to be filed by the Company as exhibits to the Reports or the Registration Statement.

         2.9 Disclosure. This Agreement, together with the Reports and the Registration Statement, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained herein and therein not misleading in the light of the circumstances under which they are or were made. There exists no fact or circumstances which materially and adversely affects, or which in the future, has a possibility of materially and adversely affecting, the the business, operations, financial condition or results of operations of the Company, which has not been reflected in financial statements of the Company contained in, or otherwise disclosed in, the Reports or the Registration Statement.

                              ARTICLE III

                         CONDITIONS TO CLOSING

         3.1 Conditions to Investors' Obligations. The obligations of each of the Investors under this Agreement to exchange the Purchased Shares held by such Investor for the Exchange Shares at the Closing are, at its option, subject to the satisfaction, or waiver in writing by the Investors who hold at least a majority of the Purchased Shares, of the following conditions:

                  (a) Performance of This Agreement. All the terms, covenants and conditions of this Agreement to be complied with and performed by the Company on or before the Closing Date shall have been complied with, and performed in, all material respects.

                  (b)   Accuracy  of   Representations   and
Warranties.   The representations  and warranties of the Company set
forth in this Agreement shall be true and correct in all material respects both on the date of this Agreement and as of the Closing Date with the same force and effect as if such representations and warranties were made anew at and as of the Closing Date, except:
(i) to the extent such representations and warranties are by their express provisions made as of the date of this Agreement or another specified date; and (ii) for the effect of any activities or transactions which may have taken place after the date of this Agreement which are contemplated by this Agreement.

                  (c) No Material Adverse Change. Since the date of this Agreement, there shall have been no material adverse change in the business, operations, financial condition or results of operations of the Company.

                  (d) Litigation; Injunctions. No action, suit, litigation, proceeding or investigation shall (i) have been formally instituted and be pending, or (ii) be threatened by any party, which, if resolved substantially in accordance with the plaintiff's demands, would be reasonably likely to materially and adversely affect the transactions contemplated by this Agreement. On the Closing Date, there shall not be in force any order or decree restraining or enjoining consummation of the transactions contemplated by this Agreement, or placing any limitation upon such consummation or to invalidate, suspend or require modification of any provision of this Agreement.

                  (e) Closing Certificates. The Investors shall have received a certificate dated the Closing Date, signed by the chief executive officer and the chief financial officer of each of the Company, to the effect that the conditions set forth in clauses (a) through (d) of this Section 3.1 have been satisfied.

                  (f) Opinion of Counsel. The Investors shall have received from Kaufman & Canoles, counsel to the Company, an opinion dated the Closing Date, which shall be in form and substance
satisfactory   to  the   Investors, substantially to the following
effects:

                           (i) The  Company  is a  corporation  duly
         organized, validly   existing  and  in  good  standing   under
         the laws of the Commonwealth of Virginia and has full corporate power and authority to own and hold its properties and to carry on its business as presently conducted;

                           (ii) The Company has all of the  necessary
         corporate power and authority, and has taken all action required, to execute, deliver and perform this Agreement and to issue the Exchange Shares in exchange for the Purchased Shares; this Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such
         enforceability may be  subject  to  or   affected  by  any
         bankruptcy,   reorganization, insolvency, moratorium or similar
         laws of general application from time to time in effect and relating to or affecting the rights or remedies of creditors generally;

                           (iii) Upon the  issuance  of the  Exchange
         Shares in accordance with the terms hereof, the Exchange Shares will be duly authorized, validly issued, fully paid and nonassessable and will be free and clear of all liens, charges, restrictions, claims and encumbrances of any kind imposed by or through the Company, other than restrictions on transfer under Federal and state securities laws;

                           (iv) The execution, delivery and performance of this Agreement, and any documents or instruments delivered, executed and performed (or to be delivered, executed and performed) in connection herewith, the consummation of the transactions contemplated hereby (including the issuance of the Exchange Shares), and compliance with the provisions hereof, will not violate any provision of law, the Articles of Incorporation or Bylaws, as amended, of the Company, any order of any court or other agency of government known to such counsel or any indenture, agreement or other instrument which has been filed as an exhibit to the Reports or is currently expected to be filed as an exhibit to the Registration Statement, or conflict with, result in the breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Company; and

                           (v) The issuance of the Exchange Shares in exchange for the Purchased Shares is exempt from the registration requirements of Section 5 of the Securities Act of 1933 and all applicable state securities laws.

                  (g) Authorization; Consents. The Company shall have obtained any and all consents, permits and waivers and made all filings necessary or appropriate for consummation of the transactions contemplated by this Agreement.

                  (h) All Proceedings Satisfactory. All corporate and other proceedings taken prior to or on the Closing in connection with the transactions contemplated by this Agreement, and all documents and evidences incident thereto, shall be reasonably satisfactory in form and substance to the Investors, and the Investors shall receive such copies thereof and other materials (certified, if requested) as they may reasonably request in connection therewith.

         3.2 Conditions to Company's Obligations. The obligations of the Company under this Agreement to exchange the Purchased Shares held by the Investors for the Exchange Shares at the Closing are, at its option, subject to the satisfaction or waiver of the following conditions:

                  (a) Performance of This Agreement. All the terms, covenants and conditions of this Agreement to be complied with and performed by the Investors on or before the Closing Date shall have been complied with, and performed in, all material respects.

                  (b)   Accuracy  of   Representations   and
Warranties.   The representations  and  warranties of the Investors set
forth in Section 1.6 shall be true and correct in all material respects both on the date of this Agreement and as of the Closing Date with the same force and effect as if such representations and warranties were made anew at and as of the Closing Date, except for the effect of any activities or transactions which may have taken place after the date of this Agreement which are contemplated by this Agreement.

                  (c) Litigation; Injunctions. No action, suit, litigation, proceeding or investigation shall (i) have been formally instituted and be pending, or (ii) be threatened by any party, which, if resolved substantially in accordance with the plaintiff's demands, would be reasonably likely to materially and adversely affect the transactions contemplated by this Agreement. On the Closing Date, there shall not be in force any order or decree restraining or enjoining consummation of the transactions contemplated by this Agreement, or placing any limitation upon such consummation or to invalidate, suspend or require modification of any provision of this Agreement.

                  (d) Closing Certificates. The Investors shall have received a certificate dated the Closing Date, signed by the Investors, to the effect that the conditions set forth in clauses (a) through
(c) of this  Section 3.2 have been satisfied.

                               ARTICLE IV

                             MISCELLANEOUS

         4.1 Amendments and Waivers. This Agreement may not be amended or modified, and no provisions hereof may be waived, without the written consent of the Company, and the Investors who hold as of the date hereof at least a majority of the Purchased Shares.

         4.2   Survival   of   Covenants;    Assignability   of
Rights.    The representations, warranties, covenants and agreements
made by the parties hereto in this Agreement or any certificate or other writing delivered pursuant hereto or in connection herewith shall survive the Closing. Any investigation or other examination that may have been made at any time by or on behalf of the party to whom representations and warranties are made shall not limit, diminish or in any way affect the representations and warranties in this Agreement, and the parties may rely on the representations and warranties in this Agreement irrespective of any information obtained by them by any investigation, examination or otherwise.

         4.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without giving effect to the principles of conflicts of law thereof.

         4.4 Section Headings. The descriptive headings in this Agreement have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provision hereof.

         4.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute but one and the same document.

         4.6 Notices and Demands. All notices or other communications to either party hereunder shall be in writing (including telex, telecopy or similar writing) and shall be given, as follows:

         If to the Company, to:

                  Jackson Hewitt Inc.
                  4575 Bonney Road
                  Virginia Beach, VA 23462
                  Attn:  President

         If to Geocapital II or Geocapital III, to such entity at:

                  One Bridge Plaza
                  Fort Lee, NJ  07024
                  Attn:  Lawrence Lepard

         If to JMI, to:

                  JMI Equity Fund, L.P.
                  1119 St. Paul Street
                  Baltimore, MD 21202
                  Attn:  Harry S. Gruner

         If to Mr. Federman or Mr. Bachman, to such person at:

                  c/o Broadview Associates
                  One Bridge Plaza
                  Fort Lee, NJ  07024

         4.7 Invalidity of Provisions. Each of the provisions contained in this Agreement is distinct and severable and a declaration of invalidity or unenforceability of any such provision or part thereof by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof or thereof.

         4.8 Expenses. The Company shall pay all costs and expenses that (i) it incurs with respect to the negotiation, execution, delivery and performance of this Agreement and (ii) the Investors shall incur with respect to the negotiation, execution, delivery and performance of this Agreement.

         4.9 Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with respect to the subjects contemplated hereby.

         4.10 Specific Performance. Each of the parties to this Agreement hereby acknowledges that the other parties will have no adequate remedy at law if it fails to perform any of its obligations under this Agreement. In such event, each of the parties agrees that the other parties shall have the right, in addition to any other rights it may have (whether at law or in equity), to specific performance of this Agreement.

         4.11 Brokers Fees. Each party to this Agreement represents and warrants to the other parties to this Agreement that no fees are payable to anyone acting in the capacity of broker or finder in connection with the transactions contemplated by this Agreement.

             [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                      JACKSON HEWITT INC.


                                      By:  /s/ Christopher Drake
                                           ---------------------
                                           Christopher Drake
                                           Secretary, Treasurer and Chief
                                           Financial Officer

                                      GEOCAPITAL II, L.P.
                                      By:  Softven Management, L.P.
                                           Its General Partner


                                      By:  /s/ James J. Harrison
                                           ---------------------
                                           James J. Harrison
                                           General Partner

                                      GEOCAPITAL III, L.P.
                                      By:  Geocapital Management, L.P.
                                           Its General Partner


                                      By:  /s/ Richard Vines
                                           -----------------
                                           Richard Vines
                                           General Partner

                                      JMI EQUITY FUND, L.P.
                                      By:  JMI Partners, L.P.
                                           Its General Partner


                                      By:  /s/ Charles E. Noell
                                           --------------------
                                           Charles E. Noell
                                           General Partner


                                           /s/ Charles Federman
                                           --------------------
                                           Charles Federman


                                           /s/ Stephen J. Bachman
                                           ----------------------
                                           Stephen J. Bachman